UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 15, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 15, 2020, Success Entertainment Group International, Inc. (the “Company”), recently having acquired Renavotio Infratech, Inc. (RII) issued a press regarding its first three (3) shipments of made in the U.S.A., personal protective equipment (PPE) gowns, announcing its expected second-quarter sales and updating its fiscal 2020 annual guidance. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

RII began shipping the first $250,000 of class 1 gowns sold over the last two (2) weeks. Since initiating its current marketing program the Company has generated purchase orders for over $600,000 worth of gowns, with current production scheduled to be shipped over the next thirty (30) days. Working it its dedicated U.S. manufacturers, the initial production schedule allocation to RII is designed to meet its sales projections over the next twelve (12) months.

RII is working closely with the manufacturer to sell 100% of their production over the next 12 to 24 months that eventually could equal a run rate of approximately $1,000,000 or more a month. RII s working with investors to help resource existing production facilities to produce several classes of gowns at locations in Florida and New Jersey. The Company is also looking at several different gown designs to meet the various requir3ements and order flow of the medical providers that are currently in high demand and short supply.

RII medical infrastructure division plans to specialize in Gowns and Face Shields in various designs and uses. These products are the most commonly used PPE. These are an important source of protection for hospital, food service, emergency and recovery workers. “We saw an opportunity to grown into an untapped revenue and U.S. made product stream of the Company. We are developing some great partnerships and have developed an exciting action plan to secure solid growth for RII over the next two years.” Said Billy Robinson, CEO.

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Moreover, the information in this Item 7.01, including this exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release Dated May 15, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020	By:	/s/ William Robinson
William Robinson
President, Secretary, and Director

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